UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2022

POLISHED.COM INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39418	83-3713938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1870 Bath Avenue, Brooklyn, NY	11214
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	POL	NYSE American LLC
Warrants to Purchase Common Stock	POL WT	NYSE American LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, Polished.com Inc. (the “Company”) failed to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Form 10-Q”), for the reasons described in the Company’s notification on Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2022. On August 23, 2022, the Company received a notice (the “NYSE Notice”) from NYSE Regulation notifying the Company that, because the Company did not timely file the Form 10-Q, it is not in compliance with Section 1007 of the NYSE American Company Guide (the “Company Guide”), which requires that companies listed on NYSE American LLC (“NYSE American”) timely file all periodic reports with the SEC.

The NYSE Notice is a routine notification to NYSE American-listed companies who are untimely in filing their periodic reports, and has no immediate effect on the listing of the Company’s common stock on NYSE American. Under Section 1007 of the Company Guide, the Company could be granted up to twelve months to cure the late filer deficiency. The initial six month period to regain compliance is automatic and the additional six month period is only granted upon request by the Company and approval by NYSE American.

The Company is working to resolve the issues that have led to the delay in the Form 10-Q filing in order to be able to file the Form 10-Q as soon as possible, but in any event expects to make the Form 10-Q filing before the February 22, 2023 deadline stipulated in the NYSE Notice.

Item 8.01. Other Events

On August 25, 2022, the Company issued a press release announcing its receipt of the NYSE Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report contains includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the outcome of the investigation being conducted by the Company’s Audit Committee (the “Audit Committee”) and the completion of matters necessary to permit the filing of the Form 10-Q. All statements, other than statements of historical fact, contained in this report are forward-looking statements. Forward-looking statements contained in this report may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will”, “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the finalization of the Company’s fiscal 2022 second quarter financial statements; the findings of the Audit Committee’s investigation; and those described more fully in the section titled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the Securities and Exchange Commission. Forward-looking statements contained in this report are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Name
99.1	Press Release of Polished.com Inc., dated August 25, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLISHED.COM INC.

Date: August 25, 2022	By:	/s/ Albert Fouerti
	Name:	Albert Fouerti
	Title:	Chief Executive Officer

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